EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 16, 2010	/s/ Gary E. Anderson

Print Name: Gary E. Anderson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 19, 2010	/s/ J. Daniel Bernson

Print Name: J. Daniel Bernson

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 16, 2010	/s/ Nancy Bowman

Print Name: Nancy Bowman

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 19, 2010	/s/ James A. Currie

Print Name: James A. Currie

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 16, 2010	/s/ Thomas T. Huff

Print Name: Thomas T. Huff

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 14, 2010	/s/ Michael T. Laethem

Print Name: Michael T. Laethem

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 14, 2010	/s/ Geoffery E. Merszei

Print Name: Geoffery E. Merszei

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2010	/s/ Terence F. Moore

Print Name: Terence F. Moore

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 19, 2010	/s/ Aloysius J. Oliver

Print Name: Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 14, 2010	/s/ Larry D. Stauffer

Print Name: Larry D. Stauffer

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 14, 2010	/s/ William S. Stavropoulos

Print Name: William S. Stavropoulos

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Plan for Participants in the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2010	/s/ Franklin C. Wheatlake

Print Name: Franklin C. Wheatlake